Exhibit 31(1)

                         CERTIFICATION
I, James W. Keyes, certify that:
1. I have reviewed this Form 10-Q for the quarter ended
June 30, 2003, of 7-Eleven, Inc. (the "registrant");
2. Based on my knowledge, this report does not contain
any untrue statement of a material fact or omit to
state a material fact necessary to make the statements
made, in light of the circumstances under which such
statements were made, not misleading with respect to
the period covered by this report;
3. Based on my knowledge, the financial statements, and
other financial information included in this report,
fairly present in all material respects the financial
condition, results of operations and cash flows of the
registrant as of, and for, the periods presented in
this report;
4. The registrant's other certifying officer(s) and I are
responsible for establishing and maintaining
disclosure controls and procedures (as defined in
Exchange Act Rules 13a-15(e)) for the registrant and
have:
(a) Designed such disclosure controls and
procedures, or caused such disclosure controls
and procedures to be designed under our
supervision, to ensure that material
information relating to the registrant,
including its consolidated subsidiaries, is
made known to us by others within those
entities, particularly during the period in
which this report is being prepared;
(b) Evaluated the effectiveness of the
registrant's disclosure controls and
procedures and presented in this report our
conclusions about the effectiveness of the
disclosure controls and procedures, as of the
end of the period covered by this report based
on such evaluation; and
(c) Disclosed in this report any change in the
registrant's internal control over financial
reporting that occurred during the
registrant's most recent fiscal quarter (the
registrant's fourth fiscal quarter in the case
of an annual report) that has materially
affected, or is reasonably likely to
materially affect, the registrant's internal
control over financial reporting; and
5. The registrant's other certifying officer(s) and I
have disclosed, based on our most recent evaluation of
internal control over financial reporting, to the
registrant's auditors and the audit committee of the
registrant's board of directors (or persons performing
the equivalent functions):
(a) All significant deficiencies and material
weaknesses in the design or operation of
internal control over financial reporting
which are reasonably likely to adversely
affect the registrant's ability to record,
process, summarize and report financial
information; and
(b) Any fraud, whether or not material, that
involves management or other employees who
have a significant role in the registrant's
internal control over financial reporting.
Date: August 6, 2003
/s/ James W. Keyes
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President and Chief Executive Officer




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